United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2018

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive, Suite 600, Saint Louis, Missouri	63141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 529-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

Perficient, Inc. (the “Company”) adopted Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, as amended (“ASU No. 2014-09”), on January 1, 2018. As previously disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, the Company’s adoption of ASU No. 2014-09 may impact the Company in relation to, among other things, distinguishing performance obligations, variable consideration, timing of software and hardware revenue recognition and principal versus agent considerations. Under ASU No. 2014-09, the principal versus agent considerations emphasize whether the entity controls the specified good or service before being transferred to the customer. Whereas, under existing applicable accounting guidance, the evaluation considers a risks and rewards model. Accordingly, the Company has determined that it will no longer be considered the principal in resales of third-party software and hardware, as of the adoption date. Through December 31, 2017, the Company had recorded its third-party software and hardware revenue on a gross basis considering the Company’s role as principal in the transaction under applicable accounting guidance.  In connection with the Company’s adoption of ASU No. 2014-09 on January 1, 2018, the Company began recording its third-party software and hardware revenue on a net basis as the agent.

On January 15, 2018, in advance of investor conferences, the Company posted on the Investor Relations page of its website at www.perficient.com a slide presentation that shows historical third-party software and hardware revenues recast as if they were recorded under net revenue presentation. The slide presentation is being provided for illustrative purposes only and does not constitute a restatement or modification of the Company’s historical financial statements previously filed with the SEC, which should be considered by investors in their entirety as filed. As the Company plans to adopt ASU No. 2014-09 using the modified retrospective method, the gross versus net presentation discussed above will not impact the historical 2017 and 2016 presentation, but will impact the 2018 presentation. The Company is providing this example to its investors solely to aid in their understanding of the effect of the change from gross to net revenue presentation upon the Company’s adoption of ASU No. 2014-09 with respect to the Company’s financial results after January 1, 2018. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained or incorporated in the Company’s website is not part of this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit
Number	Description

99.1	Perficient, Inc. Gross vs. Net Software and Hardware Revenues Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: January 15, 2018	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer